UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 17, 2018

Altice USA, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State of Incorporation)

No. 001-38126	No. 38-3980194
(Commission File Number)	(IRS Employer Identification Number)

1 Court Square West
Long Island City, New York	11101
(Address of principal executive offices)	(Zip Code)

(516) 803-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.Other Events.

On October 16, 2018, Altice USA, Inc. (“Altice USA”) issued a press release announcing the results as of the early participation date, including the satisfaction of the minimum tender condition, of the previously announced exchange offer commenced by its indirectly wholly owned subsidiaries Altice US Finance I Corporation, Cequel Communications Holdings I, LLC and Cequel Capital Corporation, to exchange existing senior secured notes of two series issued by Altice US Finance I Corporation and senior notes of four series issued by Cequel Communications Holdings I, LLC and Cequel Capital Corporation into corresponding series of new senior secured and new senior notes (collectively, the “New Notes”) issued by the same respective issuers (the “Exchange Offer”), which will automatically convert into corresponding series of new senior guaranteed and new senior notes (collectively, the “New CSC Notes”) of CSC Holdings, LLC upon satisfaction of certain conditions, including the consummation of the Combination on the terms and subject to the conditions set forth in the Exchange Offer Memorandum dated October 2, 2018.

The closing of the Combination (as defined in the Exchange Offer Memorandum) is subject to regulatory filings and approvals and other customary conditions, and Altice USA may decide not to proceed with the Combination at any time prior to its consummation. The Exchange Offer and related consent solicitations, and the offering of the New Notes and New CSC Notes, is being made only (1) to “qualified institutional buyers” as defined in Rule 144A under the U.S. Securities Act of 1933 (the “Securities Act”), in a private transaction in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof and (2) outside the United States, to persons other than “U.S. persons” as defined in Rule 902 under the Securities Act in offshore transactions in compliance with Regulation S under the Securities Act.

A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release of Altice USA, Inc., dated as of October 16, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

Dated: October 17, 2018	By:	/s/ David Connolly
Executive Vice President and General Counsel